Rule 497(e)

File Nos. 333-52956 and 811-07549

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT Dated February 23, 2009

To the Prospectus dated May 1, 2008 for the

Variable Annuity-1 Series Account

of Great-West Life & Annuity Insurance Company

The Trustees of Pioneer Variable Contracts Trust (the "Trust") have authorized the liquidation of the Pioneer Small Cap Value VCT Portfolio (the "Portfolio"). It is anticipated that the Portfolio will be liquidated on or about April 24, 2009. The Portfolio will discontinue accepting requests to purchase shares of the Portfolios on or about April 22, 2009. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objective. Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™. As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.

Accordingly, the following paragraph is added to the end of the Pioneer Small Cap Value VCT Portfolio’s description in the “The Portfolios” section on page 21 of the Prospectus:

“On or about April 24, 2009 (the “Effective Date”), the assets of the Portfolio will be liquidated. The Portfolio will discontinue accepting requests to purchase shares of the Portfolios on or about April 22, 2009. Prior to the Portfolio's liquidation, all or a substantial portion of the Portfolio's assets may be invested in cash, cash equivalents and debt securities with remaining maturities of less than one year. When invested in such instruments in anticipation of the liquidation, the Portfolio may not be able to achieve its investment objective. Any assets remaining in the Portfolio as of the date the Portfolio liquidates will be defaulted to the Schwab Money Market Portfolio™. As of the date the Portfolio discontinues accepting requests to purchase shares, any allocations or automatic Rebalancer allocations to the Portfolio will be defaulted to the Schwab Money Market Portfolio™.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this supplement for future reference.